Exhibit 99.1

1601 Market Street	News Release
Philadelphia, Pennsylvania
19103-2337
800 523.1988
215 564.6600

Contact:
For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	Corporate Communications – 888 NEWS 520
email: media@radian.biz

Radian Reports Increase in First Quarter Net Income to Record $163.7 Million

Continued Growth Achieved in Mortgage Insurance and Financial Guaranty Sectors, and in Creating Opportunities at MI-FG Intersection

PHILADELPHIA, Pa., April 19, 2006 — Radian Group Inc. (NYSE: RDN) today reported strong results for the quarter ended March 31, 2006, as net income rose sharply to record levels; diluted net income per share rose to $1.96; book value per share rose 13.9% and return on equity exceeded the company’s targets.

“The first quarter was successful for us in several respects,” said S.A. Ibrahim, Chief Executive Officer. “In reaching a record $163.7 million, our net income reflected important positive trends both in mortgage insurance and financial guaranty, our two main businesses, as well as another strong quarter for C-BASS and Sherman. We continue to leverage our financial guaranty expertise within our mortgage insurance business to benefit customers that are looking for MI as well as alternative credit risk solutions. This effort will allow us to more effectively manage and distribute our own credit risk exposure.”

The key financial highlights of the quarter ended March 31, 2006, are as follows:

Key Financial Highlights (dollars in millions, except per share data)

First quarter

	Quarter ended March 31, 2006	Quarter ended March 31, 2005	Percent Change
Revenue	$353.7	$306.6	15.4%
Net income	$163.7	$115.6	41.6%
Diluted net income per share	$1.96	$1.24	58.1%
Net premiums written	$279.6	$214.8	30.2%
Net premiums earned	$253.7	$247.0	2.7%
Equity in net income of affiliates	$58.3	$51.3	13.6%
Book value per share	$45.43	$39.89	13.9%

Radian will hold a conference call on Thursday, April 20, 2006, at 9:00 a.m. Eastern time to discuss the company’s first quarter 2006 results. This call will be broadcast live over the Internet at http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at http://www.radian.biz > News. A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under Investors > Webcasts, Presentations and Transcripts or by clicking on http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in active credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

For trend information on all schedules, refer to Radian’s quarterly financial statistics at http://www.radian.biz/investors/financial/corporate.aspx.

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended March 31, 2006

Exhibit D:	Segment Information Quarter Ended March 31, 2005

Exhibit E:	Financial Guaranty Insurance Supplemental Information – Quarter Ended March 31, 2006

Exhibit F:	Financial Guaranty Insurance Supplemental Information – Quarter Ended March 31, 2006

Exhibit G:	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written

Exhibit H:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit I:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year and Other Risk in Force

Exhibit J:	Mortgage Insurance Supplemental Information: Claims and Reserves

Exhibit K:	Mortgage Insurance Supplemental Information: Defaults

Exhibit L:	Mortgage Insurance Supplemental Information: Net Premiums Written, Net Premiums Earned and Captives

Exhibit M:	Mortgage Insurance Supplemental Information: Alt-A

Exhibit N:	Financial Services Supplemental Information

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended March 31
	2006	2005
(In thousands, except per-share data)
Revenues:
Net premiums written	$279,605	$214,840

Net premiums earned	$253,697	$247,025
Net investment income	54,260	50,862
Net gains on securities	22,854	11,526
Change in fair value of derivative instruments	17,630	(8,960)
Other income	5,211	6,108

Total revenues	353,652	306,561

Expenses:
Provision for losses	78,634	109,500
Policy acquisition costs	27,364	29,356
Other operating expenses	60,277	51,670
Interest expense	11,840	8,958

Total expenses	178,115	199,484

Equity in net income of affiliates	58,340	51,296

Pretax income	233,877	158,373
Provision for income taxes	70,179	42,761

Net income	$163,698	$115,612

Diluted net income per share (1)	$1.96	$1.24

(1)	Net income per share reconciliation

Net income	$163,698	$115,612
Interest expense on convertible senior debentures (net of tax)	—	802

Net income available to common stockholders	$163,698	$116,414

Weighted average shares outstanding (in thousands)
Average common shares outstanding	82,937	89,488
Increase in shares-potential exercise of options-diluted basis	770	972
Increase in shares-contingently convertible debt (2)	—	3,798

Weighted average shares outstanding (in thousands)	83,707	94,258

(2)	The 2005 period includes the impact of shares underlying convertible debt that was redeemed on August 1, 2005. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.04 per share for the quarter ended March 31, 2005.

For Trend Information, refer to our Quarterly Financial Statistics on Radian’s (RDN) website.

Radian Group Inc. and Subsidiaries

Condensed	Consolidated Balance Sheets

Exhibit B

(In thousands, except share and per-share data)	March 31 2006	December 31 2005		March 31 2005
Assets:
Cash and investments	$5,615,385	$5,521,561		$5,245,701
Investments in affiliates	436,685	446,151		383,023
Deferred policy acquisition costs	209,524	208,325		199,943
Prepaid federal income taxes	639,704	585,514		481,049
Other assets	469,605	469,059		412,881

Total assets	$7,370,903	$7,230,610		$6,722,597

Liabilities and stockholders’ equity:
Unearned premiums	$874,733	$849,360		$735,768
Reserve for losses and loss adjustment expenses	791,690	801,002		797,671
Long-term debt	747,540	747,466		717,038
Deferred federal income taxes	994,227	961,993		823,305
Other liabilities	217,292	207,909		202,223

Total liabilities	3,625,482	3,567,730		3,276,005

Common stock	97	97		97
Additional paid-in capital	591,067	629,019		819,644
Retained earnings	3,075,683	2,913,649		2,511,469
Accumulated other comprehensive income	78,574	120,115		115,382

Total common stockholders’ equity	3,745,421	3,662,880		3,446,592

Total liabilities and stockholders’ equity	$7,370,903	$7,230,610		$6,722,597

Book value per share	$45.43	$44.11		$39.89

Treasury Stock Repurchases (Year-to-Date for Periods Presented)
Total number of shares repurchased	1,000,000	10,767,800	(1)	6,143,075
Average price paid per share	$60.24	$49.58		$48.55
Total cost of repurchased shares	$60,235,421	$533,888,969		$298,229,529

(1)	Represents full year 2005

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended March 31, 2006

Exhibit C

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total
Revenues:
Net premiums written	$223,766	$55,839	$—	$279,605

Net premiums earned	$202,706	$50,991	$—	$253,697
Net investment income	31,665	22,518	77	54,260
Net gains on securities	13,577	7,178	2,099	22,854
Change in fair value of derivative instruments	9,121	8,509	—	17,630
Other income	3,634	214	1,363	5,211

Total revenues	260,703	89,410	3,539	353,652

Expenses:
Provision for losses	71,097	7,537	—	78,634
Policy acquisition costs	13,345	14,019	—	27,364
Other operating expenses	44,267	14,756	1,254	60,277
Interest expense	6,701	4,026	1,113	11,840

Total expenses	135,410	40,338	2,367	178,115

Equity in net income of affiliates	—	—	58,340	58,340

Pretax income	125,293	49,072	59,512	233,877
Provision for income taxes	37,149	12,200	20,830	70,179

Net income	$88,144	$36,872	$38,682	$163,698

Assets	$4,466,014	$2,455,452	$449,437	$7,370,903
Deferred policy acquisition costs	68,619	140,905	—	209,524
Reserve for losses and loss adjustment expenses	587,114	204,576	—	791,690
Unearned premiums	233,364	641,369	—	874,733
Stockholders’ equity	2,162,097	1,276,713	306,611	3,745,421

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended March 31, 2005

Exhibit D

(In thousands)	Mortgage Insurance	Financial Guaranty		Financial Services	Total
Revenues:
Net premiums written	$200,237	$14,603		$—	$214,840

Net premiums earned	$192,465	$54,560		$—	$247,025
Net investment income	28,793	22,059		10	50,862
Net gains on securities	7,119	3,573		834	11,526
Change in fair value of derivative instruments	3,186	(11,957)		(189)	(8,960)
Other income	4,592	316		1,200	6,108

Total revenues	236,155	68,551		1,855	306,561

Expenses:
Provision for losses	97,927	11,573		—	109,500
Policy acquisition costs	14,678	14,678		—	29,356
Other operating expenses	33,669	14,394		3,607	51,670
Interest expense	5,124	3,099		735	8,958

Total expenses	151,398	43,744		4,342	199,484

Equity in net income of affiliates	—	—		51,296	51,296

Pretax income	84,757	24,807		48,809	158,373
Provision for income taxes	22,036	3,641		17,084	42,761

Net income	$62,721	$21,166	(1)	$31,725	$115,612	(1)

Assets	$3,972,942	$2,354,209		$395,446	$6,722,597
Deferred policy acquisition costs	70,873	129,070		—	199,943
Reserve for losses and loss adjustment expenses	571,128	226,543		—	797,671
Unearned premiums	149,258	586,510		—	735,768
Stockholders’ equity	1,900,760	1,246,876		298,956	3,446,592

(1)	Reflects a $4.1 million net loss from 1st quarter 2005 recapture of previously ceded business by one of the primary

Financial Guaranty insurers:

Net premiums earned	$ (4.6)
Policy acquisition costs	(1.7)
Benefit for income taxes	2.2
Net loss	$ (4.1)

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit E

($ in thousands, except ratios)	Quarter Ended March 31
	2006	2005
Net Premiums Written:
Public finance direct	$13,553	$15,433
Public finance reinsurance	17,983	17,026
Structured direct	18,272	15,057
Structured reinsurance	3,053	8,510
Trade credit reinsurance	2,978	13,319

	55,839	69,345
Impact of recapture (1)	—	(54,742)

Net Premiums Written	$55,839	$14,603

Net Premiums Earned:
Public finance direct	$7,843	$8,963
Public finance reinsurance	8,293	8,513
Structured direct	21,503	18,219
Structured reinsurance	4,641	7,266
Trade credit reinsurance	8,711	16,138

	50,991	59,099
Impact of recapture (2)	—	(4,539)

Net Premiums Earned	$50,991	$54,560
Refundings included in earned premium	$2,382	$2,441

Claims paid:
Trade credit reinsurance	$4,000	$4,998
Other financial guaranty	(110)	12,484
Conseco	4,317	7,969

Total	$8,207	$25,451

Incurred losses:
Trade credit reinsurance	$3,950	$7,041
Other financial guaranty	4,619	4,532
Conseco	(1,032)	—

Total	$7,537	$11,573

Loss ratio- GAAP Basis	14.8%	21.2%
Expense ratio- GAAP Basis	56.4%	53.3%

	71.2%	74.5%

Claims paid under derivatives contracts	$66,639	$(2,236)

(1)	Reflects the impact on net premiums written of the first quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

(In thousands)
Public reinsurance	48,238
Structured reinsurance	6,504

(2)	Reflects the impact on net premiums earned of the first quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

( in thousands)
Public reinsurance	3,870
Structured reinsurance	669

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit F

($ in thousands, except ratios)	March 31 2006	December 31 2005	March 31 2005
Capital and surplus	$983,349	$1,004,505	$1,044,603
Contingency reserve	283,163	271,907	252,508

Qualified statutory capital	1,266,512	1,276,412	1,297,111

Unearned premium reserve	757,245	751,656	694,379
Loss and loss expense reserve	114,177	108,576	132,843

Total policyholders’ reserves	2,137,934	2,136,644	2,124,333

Present value of installment premiums	294,872	302,953	239,181
Reinsurance and soft capital facilities	150,000	150,000	150,000

Total claims paying resources	$2,582,806	$2,589,597	$2,513,514

Net debt service outstanding	$117,942,386	$110,344,057	$94,647,865

Capital leverage ratio (1)	93	86	73
Claims paying leverage ratio (2)	46	43	38

Net par outstanding by product:
Public finance direct	$14,391,889	$14,043,786	$12,303,648
Public finance reinsurance	34,364,344	33,047,512	30,906,909
Structured direct	29,563,075	24,608,489	15,360,714
Structured reinsurance	5,011,005	4,952,146	5,032,401

Total	$83,330,313	$76,651,933	$63,603,672

Reinsurance business net par outstanding:
Treaty	59%	58%	59%
Facultative	41%	42%	41%

Reserve for losses and LAE
Specific	$43,568	$29,311	$40,503
Conseco	45,421	50,770	72,374
Non-specific	115,587	124,712	113,666

Total	$204,576	$204,793	$226,543

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit G

	Quarter Ended
	March 31
	2006	%	2005	%
Primary New Insurance Written ($ in millions)
Flow	$5,234	40.9%	$5,662	93.7%
Structured	7,569	59.1%	382	6.3%

Total Primary	$12,803	100.0%	$6,044	100.0%

Flow
Prime	$3,771	72.1%	$4,155	73.4%
Alt-A	1,105	21.1%	944	16.7%
A minus and below	358	6.8%	563	9.9%

Total Flow	$5,234	100.0%	$5,662	100.0%

Structured
Prime	$2,264	29.9%	$128	33.5%
Alt-A	3,917	51.8%	199	52.1%
A minus and below	1,388	18.3%	55	14.4%

Total Structured	$7,569	100.0%	$382	100.0%

Total
Prime	$6,035	47.2%	$4,283	70.9%
Alt-A	5,022	39.2%	1,143	18.9%
A minus and below	1,746	13.6%	618	10.2%

Total Primary	$12,803	100.0%	$6,044	100.0%

Total Primary New Insurance Written by FICO Score
($ in millions)
Flow
<=619	$278	5.3%	$387	6.8%
620-679	1,547	29.6%	1,782	31.5%
680-739	1,991	38.0%	2,043	36.1%
>=740	1,418	27.1%	1,450	25.6%

Total Flow	$5,234	100.0%	$5,662	100.0%

Structured
<=619	$1,388	18.3%	$56	14.7%
620-679	2,181	28.8%	168	44.0%
680-739	2,505	33.1%	101	26.4%
>=740	1,495	19.8%	57	14.9%

Total Structured	$7,569	100.0%	$382	100.0%

Total
<=619	$1,666	13.0%	$443	7.3%
620-679	3,728	29.1%	1,950	32.3%
680-739	4,496	35.1%	2,144	35.5%
>=740	2,913	22.8%	1,507	24.9%

Total Primary	$12,803	100.0%	$6,044	100.0%

Percentage of primary new insurance written
Monthlies	85%		93%
Refinances	39%		37%
95.01% LTV and above	8%		14%
ARMs
Less than 5 years	41%		23%
5 years and longer	19%		13%
Primary risk written ($ in millions)
Flow	$1,329	55.9%	$1,414	96.0%
Structured	1,050	44.1%	60	4.0%

Total Primary	$2,379	100.0%	$1,474	100.0%

Pool risk written (In millions)	$61		$56

Other risk written (In millions)
Seconds
1st loss	$24		$4
2nd loss	132		6
NIMs	89		28
International
1st loss-Hong Kong primary mortgage insurance	17		50
Reinsurance	2		10
Credit default swaps	—		—
Other
Domestic credit default swaps	20		—
Financial guaranty wrap	—		511

Total other risk written	$284		$609

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit H

	March 31		March 31
	2006	%	2005	%
Primary insurance in force ($ in millions)
Flow	$81,597	71.6%	$87,308	79.3%
Structured	32,316	28.4%	22,838	20.7%

Total Primary	$113,913	100.0%	$110,146	100.0%

Prime	$76,141	66.8%	$77,048	70.0%
Alt-A	23,767	20.9%	20,377	18.5%
A minus and below	14,005	12.3%	12,721	11.5%

Total Primary	$113,913	100.0%	$110,146	100.0%

Primary risk in force ($ in millions)
Flow	$20,073	77.0%	$21,367	82.6%
Structured	6,003	23.0%	4,496	17.4%

Total Primary	$26,076	100.0%	$25,863	100.0%

Flow
Prime	$15,595	77.7%	$15,999	74.9%
Alt-A	2,948	14.7%	3,701	17.3%
A minus and below	1,530	7.6%	1,667	7.8%

Total Flow	$20,073	100.0%	$21,367	100.0%

Structured
Prime	$2,379	39.6%	$1,903	42.3%
Alt-A	1,623	27.1%	1,044	23.2%
A minus and below	2,001	33.3%	1,549	34.5%

Total Structured	$6,003	100.0%	$4,496	100.0%

Total
Prime	$17,974	68.9%	$17,902	69.3%
Alt-A	4,571	17.5%	4,745	18.3%
A minus and below	3,531	13.6%	3,216	12.4%

Total Primary	$26,076	100.0%	$25,863	100.0%

Total Primary Risk in Force by FICO Score
($ in millions)
Flow
<=619	$1,281	6.4%	$1,492	7.0%
620-679	6,224	31.0%	6,828	31.9%
680-739	7,383	36.8%	7,862	36.8%
>=740	5,185	25.8%	5,185	24.3%

Total Flow	$20,073	100.0%	$21,367	100.0%

Structured
<=619	$2,002	33.3%	$1,552	34.5%
620-679	2,170	36.2%	1,610	35.8%
680-739	1,268	21.1%	896	19.9%
>=740	563	9.4%	438	9.8%

Total Structured	$6,003	100.0%	$4,496	100.0%

Total
<=619	$3,283	12.6%	$3,044	11.8%
620-679	8,394	32.2%	8,438	32.7%
680-739	8,651	33.2%	8,758	33.8%
>=740	5,748	22.0%	5,623	21.7%

Total Primary	$26,076	100.0%	$25,863	100.0%

Percentage of primary risk in force
Monthlies	90%		91%
Refinances	36%		37%
95.01% LTV and above	14%		13%
ARMs
Less than 5 years	24%		22%
5 years and longer	9%		8%
Pool risk in force ($ in millions)
Prime	$2,098	76.3%	$1,971	82.7%
Alt-A	272	9.9%	238	10.0%
A minus and below	380	13.8%	174	7.3%

Total	$2,750	100.0%	$2,383	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit I

	March 31		March 31
	2006	%	2005	%
Total Primary Risk in Force by LTV ($ in millions)
95.01% and above	$3,680	14.1%	$3,416	13.2%
90.01% to 95.00%	8,473	32.5%	9,408	36.4%
85.01% to 90.00%	9,476	36.3%	9,872	38.2%
85.00% and below	4,447	17.1%	3,167	12.2%

Total	$26,076	100.0%	$25,863	100.0%

Total Primary Risk in Force by Policy Year ($ in millions)
2002 and prior	$4,275	16.4%	$6,700	26.0%
2003	5,013	19.2%	8,103	31.3%
2004	6,407	24.6%	9,627	37.2%
2005	8,015	30.7%	1,433	5.5%
2006	2,366	9.1%	—	—

Total	$26,076	100.0%	$25,863	100.0%

Total Pool Risk in Force by Policy Year ($ in millions)
2002 and prior	$1,657	60.3%	$1,737	72.9%
2003	158	5.7%	284	11.9%
2004	293	10.7%	304	12.8%
2005	581	21.1%	58	2.4%
2006	61	2.2%	—	—

Total Pool risk in Force	$2,750	100.0%	$2,383	100.0%

Other risk in force (In millions)
Seconds
1st loss	$594		$586
2nd loss	756		73
NIMs	303		315
International
1st loss-Hong Kong primary mortgage insurance	288		50
Reinsurance	29		28
Credit default swaps	7,581		181
Other
Domestic credit default swaps	200		—
Financial guaranty wrap	205		511

Total other risk in force	$9,956		$1,744

Risk to capital ratio-STAT Basis	11.1:1		9.9:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit J

	Quarter Ended March 31
	2006	2005
Direct claims paid ($ in thousands)
Prime	$29,965	$31,871
Alt-A	18,707	22,332
A minus and below	23,263	20,884
Seconds	7,865	10,607

Total	$79,800	$85,694

Average claim paid ($ in thousands)
Prime	$26.8	$24.5
Alt-A	40.2	37.0
A minus and below	29.0	26.4
Seconds	22.8	25.3
Total	$29.2	$27.5

Loss ratio - GAAP Basis	35.1%	50.9%
Expense ratio - GAAP Basis	28.4%	25.1%

	63.5%	76.0%

Reserve for losses by category ($ in thousands):
Prime	$181,001	$164,847
Alt-A	135,336	161,102
A minus and below	195,246	150,802
Pool Insurance	36,199	42,800
Seconds	30,144	45,611
Other	9,188	5,966

Total	$587,114	$571,128

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit K

	March 31 2006	December 31 2005	March 31 2005
Default Statistics
Primary insurance:

Flow
Prime
Number of insured loans	501,632	508,117	540,847
Number of loans in default	15,117	18,045	15,816
Percentage of loans in default	3.01%	3.55%	2.92%

Alt-A
Number of insured loans	64,555	67,339	78,682
Number of loans in default	4,468	4,946	5,453
Percentage of loans in default	6.92%	7.34%	6.93%

A minus and below
Number of insured loans	52,700	54,066	57,637
Number of loans in default	6,833	7,543	6,342
Percentage of loans in default	12.97%	13.95%	11.00%

Total Flow
Number of insured loans	618,887	629,522	677,166
Number of loans in default	26,418	30,534	27,611
Percentage of loans in default	4.27%	4.85%	4.08%

Structured
Prime
Number of insured loans	67,353	59,457	51,125
Number of loans in default	2,414	2,640	1,934
Percentage of loans in default	3.58%	4.44%	3.78%

Alt- A
Number of insured loans	63,800	50,997	40,326
Number of loans in default	2,491	2,564	2,373
Percentage of loans in default	3.90%	5.03%	5.88%

A minus and below
Number of insured loans	51,277	47,348	41,269
Number of loans in default	7,859	8,472	6,149
Percentage of loans in default	15.33%	17.89%	14.90%

Total Structured
Number of insured loans	182,430	157,802	132,720
Number of loans in default	12,764	13,676	10,456
Percentage of loans in default	7.00%	8.67%	7.88%

Total Primary Insurance
Prime
Number of insured loans	568,985	567,574	591,972
Number of loans in default	17,531	20,685	17,750
Percentage of loans in default	3.08%	3.64%	3.00%

Alt-A
Number of insured loans	128,355	118,336	119,008
Number of loans in default	6,959	7,510	7,826
Percentage of loans in default	5.42%	6.35%	6.58%

A minus and below
Number of insured loans	103,977	101,414	98,906
Number of loans in default	14,692	16,015	12,491
Percentage of loans in default	14.13%	15.79%	12.63%

Total Primary Insurance
Number of insured loans	801,317	787,324	809,886
Number of loans in default	39,182 (1)	44,210 (1)	38,067
Percentage of loans in default	4.89%	5.62%	4.70%

Pool insurance:
Number of insured loans	627,815	651,051	589,934
Number of loans in default	15,072 (2)	10,194 (2)	6,249
Percentage of loans in default	2.40%	1.57%	1.06%

(1)	Includes approximately 439 and 452 defaults at March 31, 2006 and December 31, 2005, respectively, where reserves have not been established because no claim payment is currently anticipated.
(2)	Includes approximately 9,019 and 3,699 defaults at March 31, 2006 and December 31, 2005, respectively, where reserves have not been established because no claim payment is currently anticipated.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit L

	Quarter Ended March 31
	2006	2005
Net Premiums Written (in thousands)
Primary and Pool Insurance	$187,971	$176,874
Seconds	16,014	11,801
NIMs	12,623	9,360
International	2,561	2,202
Domestic credit default swaps	4,549	—
Financial guaranty wrap	48	—

Net Premiums Written	$223,766	$200,237

Net Premiums Earned (in thousands)
Primary and Pool Insurance	$173,239	$169,711
Seconds	17,479	12,395
NIMs	7,798	9,854
International	3,211	505
Domestic credit default swaps	931	—
Financial guaranty wrap	48	—

Net Premiums Earned	$202,706	$192,465

Captives
Premiums ceded to captives (in millions)	$25.5	$23.8
% of total premiums	12.7%	12.2%
NIW subject to captives (in millions)	$2,776	$2,286
% of primary NIW	21.7%	37.8%
IIF subject to captives	32.2%	33.7%
RIF subject to captives	35.2%	35.5%

Persistency (twelve months ended March 31)	58.6%	58.4%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2006

ALT-A

Exhibit M

($ millions)	Quarter Ended March 31
	2006	%	2005	%
Primary New Insurance Written by FICO Score
<=619	$6	0.1%	$6	0.5%
620-659	709	14.1%	143	12.5%
660-679	634	12.6%	199	17.4%
680-739	2,324	46.3%	520	45.5%
>=740	1,349	26.9%	275	24.1%

Total	$5,022	100.0%	$1,143	100.0%

Primary Risk in Force by FICO Score
<=619	$34	0.7%	$62	1.3%
620-659	937	20.5%	982	20.7%
660-679	766	16.8%	849	17.9%
680-739	1,961	42.9%	2,004	42.2%
>=740	873	19.1%	848	17.9%

Total	$4,571	100.0%	$4,745	100.0%

Primary Risk in Force by LTV
95.01% and above	$161	3.5%	$324	6.8%
90.01% to 95.00%	1,360	29.8%	1,683	35.5%
85.01% to 90.00%	1,930	42.2%	2,051	43.2%
85.00% and below	1,120	24.5%	687	14.5%

Total	$4,571	100.0%	$4,745	100.0%

Primary Risk in Force by Policy Year
2002 and prior	$448	9.8%	$847	17.8%
2003	758	16.6%	1,500	31.6%
2004	1,180	25.8%	2,134	45.0%
2005	1,538	33.6%	264	5.6%
2006	647	14.2%	—	—

Total	$4,571	100.0%	$4,745	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter Ended and as of March 31, 2006

Exhibit N

	Quarter Ended March 31
(In thousands )	2006	2005
Investment in Affiliates-Selected Information

C-BASS
Balance, beginning of period	$364,364	$290,073
Net income for period	30,026	28,117
Dividends received	7,347	8,500

Balance, end of period	$387,043	$309,690

Sherman
Balance, beginning of period	$81,753	$101,492
Net income for period	28,315	23,179
Dividends received	60,515	51,875
Other comprehensive income	55	1,153
Sale of ownership interest	—	—
Warrant repurchase	—	(2,075)

Balance, end of period	$49,608	$71,874

Portfolio Information:

C-BASS
Servicing portfolio	$53,340,000	$36,530,000
Total assets	4,704,015	3,617,911
Servicing income	74,069	59,794
Net interest income	65,040	41,252
Total revenues	171,124	147,300

Sherman
Total assets	$1,010,930	$740,604
Net revenues	$237,672	$148,625

Radian owns a 46% interest in C-BASS and a 34.58% interest in Sherman.

All statements made in this news release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, and changes or volatility in interest rates; changes in investor perception of the strength of private mortgage insurers or guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer-lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments are investigating captive reinsurance arrangements used in the mortgage insurance industry), or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; and international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A in our annual report on Form 10-K for the year ended December 31, 2005. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this press release to reflect new information, future events or for any other reason.

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